                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as directors and/or officers of SECURITY FIRST LIFE INSURANCE COMPANY, a Delaware corporation, which has filed or will file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement and amendments thereto for the registration under said Acts of the sale of certain Group Flexible premium Variable Annuity Contracts designated SF236 FL in connection with Security First Life Separate Account A (Registration No. IC 811-3365), hereby constitute and appoint Richard C. Pearson, Howard H Kayton and Jane F. Eagle, his attorney, with full power of substitution and resubstitution, for and in his name, office and stead, in any and all capacities, to approve and sign such Registration Statement and any and all amendments thereto, with power where appropriate to affix the corporate seal of said corporation thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys, each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof. This instrument may be executed in one or more counterparts.


     IN WITNESS WHEREOF, the undersigned have herewith set their names as of the dates set forth below.

Signature                                      Date
---------                                      ----
/s/ DAVID A. LEVENE                          12/19/1997
-----------------------------              ---------------------
David A. Levene, Director                  Date


/s/ JOHN K. BRUINS                           12/19/1997
-----------------------------              ---------------------
John K. Bruins, Director                   Date



/s/ STEVEN T. CATES                          12/22/1997
-----------------------------              ---------------------
Steven T. Cates, Director                  Date


/s/ TERRENCE LENNON                          12/19/1997
-----------------------------              ---------------------
Terrence Lennon, Director                  Date



/s/ GAIL A. PRASLICK                         12/19/1997
-----------------------------              ---------------------
Gail A. Praslick, Director                 Date


Signature                                      Date
---------                                      ----

------------------------------------       ---------------------
Joseph A. Reali, Director                  Date



------------------------------------       ---------------------
Anthony J. Williamson, Director            Date



/s/  RICHARD C. PEARSON                      12/19/1997
------------------------------------       ---------------------
Richard C. Pearson, Director and           Date
Attorney-in fact


/s/ HOWARD KAYTON                            12/19/1997
------------------------------------       ---------------------
Howard Kayton, Attorney-in-fact            Date



/s/ JANE F. EAGLE                            12/22/1997
------------------------------------       ---------------------
Jane F. Eagle, Attorney-in-fact            Date
